SCUDDER
                                                                 INVESTMENTS(SM)
                                                                     [LOGO]



Scudder California Tax Free Fund

-----------------------
BOND/TAX FREE
-----------------------

Scudder California
Tax Free Fund

Semiannual Report
September 30, 2000



Scudder California Tax Free Fund seeks income that is exempt from California personal and regular federal income taxes.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      14   Investment Portfolio

                      23   Financial Statements

                      26   Financial Highlights

                      27   Notes to Financial Statements

                      31   Shareholder Meeting Results

                      32   Officers and Trustees

                      33   Investment Products and Services

                      35   Account Management Resources

Scudder California Tax Free Fund

--------------------------------------------------------------------------------
ticker symbol SCTFX                                 fund number 043
--------------------------------------------------------------------------------

Date of Inception:   o    Scudder California Tax Free Fund posted a total return
7/22/83                   of 4.21% for its most recent semiannual period ended
                          September 30, 2000. The average return of 82 similar funds tracked by Lipper Analytical Services was 4.58%.

                     o    As of September 30, 2000, Scudder California Tax Free
Total Net Assets as       Fund's 30-day net annualized SEC yield was 4.43%,
of 9/30/00:               equivalent to an 8.09% taxable yield for California
$310.8 million            investors subject to the 45.22% combined federal and
                          state income tax rate.

----------------------------------------------------------------
30-Day Yield on September 30, 2000
----------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

              Scudder                     Taxable Yield
             California                  Needed to Equal
           Tax Free Fund                 the Fund's Yield

               4.43%                         8.09%


         o Scudder California Tax Free Fund received a four-star rating from Morningstar(TM), reflecting "above average" risk-adjusted performance through September 30, 2000.*


* For your information, these ratings are subject to change every month and are calculated from the fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The fund received four stars for three-year performance, four stars for five-year performance, and three stars for 10-year performance, and was rated among 1720, 1472, and 424 municipal funds for the respective periods. Of the funds rated, the top 10% received five stars, and the next 22.5% received four stars. Past performance does not guarantee future returns.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,


We are pleased to report to you on Scudder California Tax Free Fund's most recent semiannual period ended September 30, 2000. The fund posted a 4.21% total return for the period, and placed within the top one-third of similar funds for total return over the one-, three-, five-, and ten-year periods ended September 30.

Scudder California Tax Free Fund seeks income exempt from California personal and regular federal income taxes. It does this by investing most of its assets in a broadly diversified portfolio of California municipal bonds that finance public transportation, road and bridge construction, state colleges and universities, hospitals, and other projects or entities. The fund's managers look for securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making decisions, the managers weigh a number of factors against each other, from national and state economic outlooks to supply and demand within the municipal market. Please see the Portfolio Management Discussion beginning on page NO TAG for additional information on the fund's performance, strategy, and outlook.

In closing, we thought you'd like to know that municipal bonds currently represent attractive value when compared with U.S. government securities: yields of 10-year municipal bonds were 82.8% as high as yields of comparable Treasuries as of September 30. This means that -- on an after-tax basis -- an individual in an income tax bracket higher than 17% would be better off owning municipal securities over Treasuries. Of course, Treasury securities are backed by the full faith and credit of the U.S. government, but municipal bonds are considered "next in line" in terms of creditworthiness. And with their superior liquidity and diversification compared with the holding of individual bonds, municipal bond funds are a convenient way for investors to seek attractive yields and steady total returns.

Thank you for investing with Scudder California Tax Free Fund. If you have any questions regarding the fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder California Tax Free Fund

Performance Update
--------------------------------------------------------------------------------
                                                              September 30, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

              Scudder California   Lehman Brothers
              Tax Free Fund        Municipal Bond Index*

         '90      10000               10000
         '91      11393               11318
         '92      12671               12503
         '93      14687               14096
         '94      13936               13752
         '95      15409               15291
         '96      16439               16213
         '97      18060               17679
         '98      19740               19220
         '99      19329               19085
         '00      20637               20259

                         Yearly periods ended September 30


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                        Total Return
                               Growth of                            Average
Period ended 9/30/2000          $10,000        Cumulative             Annual
-------------------------------------------------------------------------------
Scudder California Tax Free Fund
-------------------------------------------------------------------------------
1 year                         $  10,677           6.77%                6.77%
-------------------------------------------------------------------------------
5 year                         $  13,393          33.93%                6.02%
-------------------------------------------------------------------------------
10 year                        $  20,638         106.38%                7.51%
-------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
-------------------------------------------------------------------------------
1 year                         $  10,616           6.16%                6.16%
-------------------------------------------------------------------------------
5 year                         $  13,249          32.49%                5.78%
-------------------------------------------------------------------------------
10 year                        $  20,259         102.59%                7.31%
-------------------------------------------------------------------------------


* The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

         All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE SCUDDER CALIFORNIA TAX FREE FUND TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX TOTAL RETURN (%)

                                      Yearly periods ended September 30
             1991   1992   1993    1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)   13.93  11.22  15.92  -5.12   10.57   6.68   9.86   9.30  -2.08   6.77
------------------------------------------------------------------------------------
Index Total
Return (%)   13.19  10.45  12.74  -2.44   11.18   6.04   8.76   8.72   -.70   6.16
------------------------------------------------------------------------------------
Net Asset
Value ($)    10.62  10.83  11.29   9.78   10.28  10.44  10.92  11.37  10.64  10.81
------------------------------------------------------------------------------------
Income
Dividends
($)            .63    .60    .56    .52     .50    .52    .52    .52    .50    .52
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)            .22    .34    .60    .44      --     --    .01    .02     --     --
------------------------------------------------------------------------------------

Portfolio Summary
--------------------------------------------------------------------------------
                                                              September 30, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

School District/Lease        9%                          The fund invests in
Hospital/Health Revenue      9%                         a broad selection of
County General Obligation/                              California municipal
Lease                        9%                                       bonds.
Housing Finance Authority    8%
State General Obligation/
Lease                        8%
Sales/Special Tax            8%
Other General Obligation/
Lease                        7%
Electric Revenue             7%
Water and Sewer Revenue      6%
Miscellaneous Municipal     29%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

AAA*                        61%                             Overall portfolio
AA                          16%                         quality remains high,
A                            8%                         with 85% of portfolio
BBB                          6%                         securities rated A or
SKI**                        9%                                  better as of
------------------------------------                            September 30.
                           100%
------------------------------------

    Weighted average quality: AA

    *        Includes Cash Equivalents

    ** Scudder Kemper Investments (SKI) has determined these securities to be of comparable quality to rated eligible securities.


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Less than 1 year             3%                         Because of the unusual
1-5 years                   15%                                flatness of the
5-8 years                   15%                         municipal yield curve,
8-15 years                  38%                             the fund assumed a
Greater than 15 years       29%                           relatively defensive
------------------------------------                        posture during the
                           100%                            period, emphasizing
------------------------------------                      bonds with short and
                                                      intermediate maturities.

   Weighted average effective
   maturity: 11.5 years


For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                              September 30, 2000

Dear Shareholders,

         The municipal bond market recorded respectable gains during Scudder California Tax Free Fund's most recent semiannual period. The fund's total return for the six months ended September 30, 2000, was 4.21%, compared with the 4.58% average return of 82 similar funds as tracked by Lipper Analytical Services, Inc. The fund's 30-day SEC yield as of September 30 was 4.43%, equivalent to an 8.09% taxable yield for California investors subject to the 45.22% combined federal and state income tax rate.

         Though the fund slightly underperformed its peer group during the six-month period, it ranked in the top 33% of similar California tax-free funds over the one-, three-, five-, and ten-year periods ended September 30, 2000. Please see the accompanying table for additional information concerning the fund's returns.

         California Update

         California's financial operations and position are sound. The state experienced an exceptional and unexpected surge in tax revenues during its 2000 fiscal year, driven mainly by personal income taxes. At the same time, the Governor and Legislature held firm on expenditures. The state's cash flow position has improved dramatically in the last three years, and improving financial conditions now allow the state to rely less on temporary cash flow relief.

--------------------------------------------------------------------------------
Scudder California Tax Free Fund:
Consistent Long-Term Performance
(Average annual returns for periods ended September 30, 2000)
--------------------------------------------------------------------------------

                    Scudder
                   California
                 Tax Free Fund       Lipper                  Number of    Percentile
Period               Return         Average     Rank       Funds Tracked     Rank
-------------------------------------------------------------------------------------
1 Year                6.77%           5.99%     35    of       109         Top 32%
3 Years               4.55%           3.69%     10    of        97         Top 11%
5 Years               6.02%           5.27%     14    of        84         Top 17%
10 Years              7.51%           6.75%      3    of        40         Top 8%
-------------------------------------------------------------------------------------

Past performance does not guarantee future results.

California is leading the nation in job growth. In 1999, the state added 380,000 new jobs, or 13.1% of total U.S. job growth. New jobs are concentrated in construction, high technology, and motion picture production. This growth brought the state's unemployment rate down to an average of 5.2% in 1999. International trade is a strong part of the state's economy, and the strengthening Mexican peso and economy, as well as improved prospects for political stability there, represent favorable economic news for California.

California is one of the largest issuers of municipal debt, with approximately $30 billion outstanding. The size of the state and its wealth levels mitigate any impact on the state's credit standing which debt of that magnitude could have.

Market Environment

During the six-month period the municipal yield curve, which began 2000 unusually flat, steepened. Yields declined across the maturity spectrum during the period, but yields of short-term bonds declined the most (29 basis points); yields of 30-year bonds dropped by 8 basis points. The gradual steepening of the yield curve and reductions in yields (bond yields and prices move in opposite directions) brought about higher prices and positive total returns for most municipal bonds during the period. In addition, municipal bonds slightly underperformed Treasuries over the six months ended in September: while yields of 10-year AAA-rated municipals declined 20 basis points and their prices rose 1.5%, yields of 10-year Treasury bonds declined 27 basis points and their prices rose 2.0%. At the close of the period, municipal bonds represented attractive value compared with Treasuries as the average yield of 10-year municipal bonds was 82.8% of the average yield of comparable Treasury bonds.

Portfolio Strategy

Because of the unusual flatness of the municipal yield curve -- and because a flat yield curve will more often tend to steepen, leading to higher yields and declines in bond prices -- the fund assumed a relatively defensive posture during the period, emphasizing bonds with short and intermediate maturities. As of September 30, the fund held a relatively large percentage (36%) of its portfolio in bonds with maturities between 8 and 14 years. Because the yield curve between 10 and 20 years steepened by 12 basis points during the period, this portfolio structure produced a positive total return for the fund. By contrast, the fund's small representation in market discount bonds^1 (some of the top performers during the period) compared with other similar funds hindered the fund's competitive performance. It should be noted, however, that the fund's limited exposure to market discount bonds during its previous fiscal year (when market discount bonds were the worst performers) boosted its longer-term performance.

In addition, due to the unprecedented retail demand for California tax-exempt bonds, we took advantage of resulting opportunities to sell weaker call- and coupon-structured securities and replace them with those with more favorable risk/return profiles during the period. We also retained two important elements of our long-term strategy: first, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. Second, we continued the fund's strong emphasis on call protection -- generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate. Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Though "structured" bonds -- premium bonds as well as noncallable bonds -- are more popular than ever within our industry (and therefore slightly more expensive than in the past), we feel that their long-term return potential more than justifies their cost.

^1 "Market discount" is a provision that can subject a portion of income from municipal bonds sold at a discount to ordinary income tax.

In addition, credit spreads -- the difference in yield between higher- and lower-rated bonds -- remained at historically wide levels. Because of this, we continued to selectively add lower-rated bonds which we deemed to be appropriate risks. The fund's overall portfolio quality remains high, with 85% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of California tax-exempt issues, including school district lease, hospital/health revenue, and county general obligation/lease.

Outlook

Because of the relative economic balance between the tight U.S. labor market on one hand and evidence of a slowing economy on the other, we do not expect the Federal Reserve to adjust short-term interest rates for the remainder of 2000. Thus the prospects for additional steepening of the yield curve seem guarded for the moment. Bond markets are likely to be relatively static until they see signs that the Fed's next move will be to cut interest rates. We believe the likelihood of such a reduction -- leading to higher bond prices -- will increase in early 2001. In terms of fund strategy, we will continue to search for attractively valued -- and structured -- intermediate-term municipal bonds. We will also continue to selectively invest in bonds with slightly lower ratings to boost the fund's yield. We believe Scudder California Tax Free Fund remains an attractive investment for those seeking a high level of income free from federal and California income taxes.

Sincerely,

Your Portfolio Management Team

/s/Eleanor R. Brennan                                      /s/Philip G. Condon
Eleanor R. Brennan                                         Philip G. Condon

/s/Matthew J. Caggiano
Matthew J. Caggiano

Glossary of Investment Terms
--------------------------------------------------------------------------------

              Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

General Obligation  A municipal bond backed by the "full faith and credit"
              Bond (including the taxing and further borrowing power) of the city, state or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

         Inflation  An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                    -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

    Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

         Net Asset The price per share of a mutual fund based on the sum of the Value (NAV) market value of all the securities owned by the fund divided by the number of outstanding shares.

Taxable Equivalent  The level of yield a fully taxable instrument would have to
             Yield provide to equal that of a tax-free municipal bond on an after-tax basis.

  30-Day SEC Yield  The standard yield reference for bond funds, based on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

      Total Return  The most common yardstick to measure the performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                        as of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Municipal Investments 0.7%
------------------------------------------------------------------------------------

 California
 Irvine, CA, Improvement Bond, Daily Demand Note:
    Assessment District 87-8, 4.75%, 9/2/2024* ..............   1,000,000   1,000,000
    Assessment District 97-17, 4.75%, 9/2/2023* .............   1,000,000   1,000,000

------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $2,000,000)                    2,000,000
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Long-Term Municipal Investments 99.3%
------------------------------------------------------------------------------------

 California
 ABAG Finance Authority, CA, Stanford Health Systems,
    Certificate of Participation, ETM, 6%, 11/1/2007 (b)*** .     605,000     664,141
 Alameda County, CA, Water District Revenue,
    Series 1998, 4.625%, 6/1/2016 (b) .......................   2,450,000   2,280,191
 Anaheim County, CA, Convention Center Financing,
    Certificate of Participation, Zero Coupon, 8/1/2005 (b) .   1,250,000   1,004,500
 Anaheim, CA, Public Financing Authority:
    Lease Revenue Public Improvements Project:
      Series 1997A, 6%, 9/1/2024 (b) ........................   3,500,000   3,760,330
      Series 1997C, 6%, 9/1/2014 (b) ........................   1,000,000   1,115,390
      Series 1997C, 6%, 9/1/2016 (b) ........................   1,000,000   1,104,200
      Series 1997C, Zero Coupon, 9/1/2017 (b) ...............   1,455,000     575,205
      Series 1997C, Zero Coupon, 9/1/2018 (b) ...............   1,000,000     369,690
 Cabrillo, CA, Unified School District, Capital Appreciation,
    Series 1996A, Zero Coupon, 8/1/2019 (b) .................   4,000,000   1,392,600
 California Community Development Authority,
    Apartment Development Revenue Bond:
      Series 1998A-3, 5.1%, 5/15/2025 .......................   1,000,000     972,510
      Series 1998A-4, 5.25%, 5/15/2025 ......................   1,000,000     962,420
 California Educational Facilities Authority,
    Pepperdine University, Series 1999A, 5%, 11/1/2018 ......   1,000,000     947,500
 California Health Facilities, Financial Authority,
    Capital Appreciation, Kaiser Permanente:
      Series 1989A, Zero Coupon, 10/1/2010 (b) ..............   3,040,000   1,858,352
      Series 1989A, Zero Coupon, 10/1/2012 (b) ..............   4,900,000   2,658,103
 California Housing Finance Agency:
      Home Mortgage Revenue:
        Series F1, AMT, 6.2%, 8/1/2005 (b) (e) ..............     840,000     862,033
        Series F1, AMT, 6.3%, 8/1/2006 (b) ..................   1,310,000   1,354,815




    The accompanying notes are an integral part of the financial statements.

                                                           Principal
                                                           Amount ($)     Value ($)
------------------------------------------------------------------------------------

       Series 1995G, AMT, 5.7%, 2/1/2007 (b) ............     500,000     522,475
       Series 1995G, AMT, 5.8%, 2/1/2008 (b) ............   1,330,000   1,396,074
       Series 1995G, AMT, 5.9%, 2/1/2009 (b) ............     200,000     210,160
     Multi-Unit Rental Housing Revenue:
       Series A, 7.4%, 8/1/2001 .........................   1,555,000   1,582,819
       Series A, 7.45%, 8/1/2002 ........................   1,015,000   1,054,818
       Series A, 7.6%, 8/1/2006 .........................   4,030,000   4,263,901
       Series A, 7.65%, 8/1/2007 ........................   2,335,000   2,472,532
       Series A, 7.7%, 8/1/2009 .........................     700,000     741,839
       Series A, 7.75%, 8/1/2016 ........................   2,440,000   2,571,199
       Series A, 7.8%, 8/1/2023 .........................   2,635,000   2,778,950
       Series II, 7.3%, 8/1/2001 ........................     375,000     381,221
       Series II, 7.35%, 8/1/2002 .......................     400,000     412,804
       Series II, 7.35%, 8/1/2003 .......................     430,000     448,421
       Series II, 7.35%, 8/1/2004 .......................     460,000     484,817
       Series II, 7.35%, 8/1/2005 .......................     495,000     526,056
California Pollution Control Financing Authority,
   Solid Waste Disposal Revenue, CanFibre of
   Riverside PJ, Series 1997A, AMT, 9%, 7/1/2019 ........   2,250,000   1,895,625
California Public Works Board, Department of Corrections,
   Lease Based Revenue, Medera Prison, Series A-2,
   7.4%, 9/1/2010 (b) ...................................   1,000,000   1,225,130
California Resource Efficiency Financing Authority,
   Certificate of Participation, Capital Improvement
   Program:
     Series 1997, 6%, 4/1/2010 (b) ......................   1,500,000   1,666,335
     Series 1997, 6%, 4/1/2011 (b) ......................   1,590,000   1,773,804
California Rural Home Mortgage Finance Authority,
   Single Family Mortgage Revenue, Series 2000B,
   Step-up Coupon, 6.1% to 12/1/2000, 7.3% to
   6/1/2031 .............................................   1,000,000   1,082,660
California Statewide Community Development Authority,
   Certificates of Participation:
     Catholic Healthcare West, Series 1999, 6.5%,
       7/1/2020 .........................................   2,000,000   2,012,040
     Children's Hospital, Series 1993, 6%, 6/1/2010 (b) .   1,000,000
                                                                        1,106,590
     Lutheran Homes, Series 1993, 5.5%, 11/15/2008 (e) ..   1,500,000
                                                                        1,593,735
     Lutheran Homes, Series 1993, 5.6%, 11/15/2013 ......   4,750,000   4,951,828
     Series 1999, 6%, 8/15/2017 (b) .....................   1,000,000   1,068,290
     The Internext Group, Series 1999, 5.375%,
       4/1/2030 .........................................   5,500,000   4,785,715
Capistrano, CA, Unified School District,
   Improvement District No. 1, Series 2000A,
   6.25%, 8/1/2018 (b) ..................................   1,000,000   1,103,920




    The accompanying notes are an integral part of the financial statements.

                                                               Principal
                                                               Amount ($)   Value ($)
-------------------------------------------------------------------------------------

Castaic Lake, CA, Water Agency, Certificate of
   Participation, Water System Improvement Project,
   Series 1994A, 7.25%, 8/1/2007 (b) ........................   1,000,000   1,167,110
Center, CA, Unified School District, Capital
   Appreciation, Series 1997C, Zero Coupon, 9/1/2014 (b) ....   2,240,000   1,084,272
Central Valley, CA, School District, Finance Authority,
   Capital Appreciation:
     Zero Coupon, 2/1/2007 (b) ..............................   1,960,000   1,466,394
     Zero Coupon, 8/1/2007 (b) ..............................   5,510,000   4,029,077
Chino Basin, CA, Regional Finance Authority, Municipal
   Water District, Sewer System, Series 1994,
   5.9%, 8/1/2011 (b) .......................................   1,290,000   1,431,784
Contra Costa, CA, Water District, Water Revenue,
   Series 1994G, 5%, 10/1/2024 (b) ..........................   1,140,000   1,067,416
Delmar, CA, Race Track Authority, Series 1996, 6%,
   8/15/2006 ................................................   2,000,000   2,051,000
Dry Creek, CA, Joint Elementary School District,
   Capital Appreciation:
     Series 1997A, Zero Coupon, 8/1/2010 (b) ................   1,120,000     698,958
     Series 1997A, Zero Coupon, 8/1/2011 (b) ................   1,180,000     693,828
     Series 1997A, Zero Coupon, 8/1/2016 (b) ................     555,000     235,725
     Series 1997A, Zero Coupon, 8/1/2021 (b) ................   1,920,000     585,619
     Series 1997A, Zero Coupon, 5/1/2022 (b) ................   1,385,000     401,387
Duarte, CA, Certificates of Participation, City of Hope
   Medical Center:
   Series 1993, 5.75%, 4/1/2002 .............................   3,525,000   3,609,600
   Series 1993, 6%, 4/1/2008 ................................   3,750,000   3,980,213
Encinitas, CA, Unified School District, Capital Appreciation,
   Series 1996, Zero Coupon, 8/1/2017 (b) ...................   4,000,000   1,588,560
Escondido County, CA, Unified School District,
   Capital Appreciation, Zero Coupon, 11/1/2018 (b) .........   4,605,000   1,674,931
Foothill Eastern Transportation Corridor Agency, CA, Toll
   Road Revenue:
   Capital Appreciation:
     Series 1995A, ETM, Zero Coupon, 1/1/2020*** ............   5,000,000   1,684,750
     Series 1999, Zero Coupon, 1/15/2017 (b) ................   1,475,000     587,493
   Senior Lien:
     Series 1995A, 5%, 1/1/2035 (b) .........................   2,500,000   2,297,875
     Series 1995A, Step-up Coupon, 0% to 1/1/2005,
       ETM, 6.95% to 1/1/2007*** ............................     575,000     487,773
     Series 1995A, Step-up Coupon, 0% to 1/1/2005,
       7.1% to 1/1/2011 (c) .................................   6,000,000   5,412,720
     Series 1995A, Step-up Coupon, 0% to 1/1/2005,
       7.15% to 1/1/2013 (c) ................................     975,000     881,303




    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)    Value ($)
------------------------------------------------------------------------------------

     Series 1995A, Step-up Coupon, 0% to 1/1/2005,
       7.15% to 1/1/2014 (c) ..............................   2,875,000   2,598,713
     Series 1999, Zero Coupon, 1/15/2026 ..................   1,250,000     707,663
Foothill-De Anza, CA, Community College District,
   6%, 8/1/2013 ...........................................   1,000,000   1,102,740
Fresno, CA, Unified School District, Series 1999C, 5.9%,
   2/1/2017 (b) ...........................................   1,760,000   1,914,686
Healdsburg, CA, Unified School District, Capital
   Appreciation:
     Series 1997, Zero Coupon, 7/15/2011 (b) ..............     400,000     235,708
     Series 1997, Zero Coupon, 7/15/2012 (b) ..............     400,000     221,616
     Series 1997, Zero Coupon, 7/15/2013 (b) ..............     400,000     208,180
     Series 1997, Zero Coupon, 7/15/2014 (b) ..............     400,000     194,916
Inland Empire Solid Waste Financing Authority, California
   Landfill Improvement Financing Project, Series 1996B,
   AMT, ETM, 6%, 8/1/2006 (b)*** ..........................   1,000,000   1,074,610
Las Virgenes, CA, Unified School District, Capital
   Appreciation, Zero Coupon, 11/1/2016 (b) ...............   1,500,000     628,545
Long Beach, CA, Bond Finance Authority Lease Revenue,
   Rainbow Harbor, Series 1999A, 5.125%, 5/1/2020 (b) .....   2,750,000   2,668,820
Los Angeles County, CA, Certificate of Participation:
   Capital Appreciation, Disney Parking Project:
     Zero Coupon, 9/1/2006 ................................   2,500,000   1,863,900
     Zero Coupon, 3/1/2008 ................................   2,780,000   1,911,611
     Zero Coupon, 9/1/2008 ................................   4,865,000   3,261,934
   Marina Del Ray:
     Series A, 6.25%, 7/1/2003 ............................   1,590,000   1,627,874
     Series A, 6.5%, 7/1/2008 .............................   2,500,000   2,644,125
Los Angeles County, CA, Convention and Exhibition
   Center Authority Lease Revenue, Series 1993A,
   6.125%, 8/15/2011 (b) ..................................   1,000,000   1,128,860
Los Angeles County, CA, Metropolitan Transportation
   Authority, Revenue Bond, Series 1999A, 5%, 7/1/2019 (b)    2,000,000   1,924,480
Los Angeles, CA, State Building Authority, Lease Revenue,
   General Services, Series 1993A, 5.6%, 5/1/2008 .........   7,000,000   7,485,450
Los Angeles, CA, Unified School District, Series 1997A, 5%,
   7/1/2021 (b) ...........................................   6,000,000   5,694,960
Merced, CA, High School District, Capital Appreciation:
   Series 1999A, Zero Coupon, 8/15/2015 (b) ...............   2,090,000     952,016
   Series 1999A, Zero Coupon, 8/1/2016 (b) ................   2,140,000     908,922
Midpeninsula Regional Open Space District, CA,
   Finance Authority Revenue, Capital Appreciation,
   Zero Coupon, 9/1/2020 (b) ..............................   1,190,000     385,393


    The accompanying notes are an integral part of the financial statements.

                                                                Principal
                                                                Amount ($)  Value ($)
-------------------------------------------------------------------------------------

Millbrae, CA, Residential Facilities Revenue, Magnolia
   of Millbrae Project, Series 1997A, AMT,
   7.375%, 9/1/2027 .........................................   4,000,000   3,894,880
Modesto, CA, Certificate of Participation, Community
   Project, Series A, 5.6%, 11/1/2014 (b) ...................   1,370,000   1,473,065
Modesto, CA, Wastewater Facilities Treatment Revenue,
   Series 1997, AMT, 6%, 11/1/2011 (b) ......................   1,255,000   1,406,228
Mojave Desert & Mountain Region, CA, Solid Waste Joint
   Powers Authority, 7.875%, 6/1/2020 .......................   2,350,000   2,502,233
Morgan Hill, CA, Unified School District, 5.75%,
   8/1/2016 (b) .............................................   1,710,000   1,808,838
Northern California Power Agency, Public Power Revenue,
   Hydroelectric Project No. 1, Series 1998A, 5%,
   7/1/2017 (b) .............................................   2,500,000   2,444,325
Oakland, CA, Port Revenue:
   Series 2000K, 5.5%, 11/1/2010 (b) ........................   2,500,000   2,637,050
   Series 2000K, 5.75%, 11/1/2014 (b) .......................   2,500,000   2,627,700
Pomona, CA, Unified School District,
   ETM, Series 1992B, 6.25%, 8/1/2014 (b)*** ................   1,020,000   1,138,585
Richmond, CA, Joint Powers Finance Authority:
   Series 1996, 5.875%, 9/1/2006 ............................     500,000     525,670
   Series 1996, 6.6%, 9/1/2016 ..............................   1,000,000   1,071,190
Richmond, CA, Wastewater Revenue, Capital Appreciation,
   Zero Coupon, 8/1/2020 (b) ................................   2,495,000     813,420
Riverside County, CA, Asset Leasing Corp., Leasehold
   Revenue Project:
   Series 1997, Zero Coupon, 6/1/2015 (b) ...................   1,750,000     793,940
   Series 1997, Zero coupon, 6/1/2016 (b) ...................   2,395,000   1,012,462
Rocklin, CA, Unified School District, Community Facilities:
   Zero Coupon, 9/1/2019 (b) ................................   1,675,000     580,421
   Zero Coupon, 9/1/2020 (b) ................................   1,415,000     459,153
Sacramento, CA, City Financing Authority:
   Lease Revenue, Series 1993B, 5%, 11/1/2014 ...............   4,200,000   4,208,232
   Revenue, Capital Appreciation, Tax Allocation,
     Series 1993B, Zero Coupon, 11/1/2016 (b) ...............   2,685,000   1,125,096
   Revenue, Convention Center Hotel, Series 1999A,
     6.25%, 1/1/2030 ........................................   4,000,000   3,839,080
Sacramento, CA, Municipal Utility District, Electric Revenue,
   Series 1997L, 5.125%, 7/1/2022 (b) .......................   1,750,000   1,677,883
Sacramento, CA, Power Authority Cogeneration Project,
   Series 1995, 6.5%, 7/1/2004 ..............................   2,000,000   2,113,280
Sacramento County, CA, Sanitation District Financing
   Authority Revenue:
   Series 2000A, 6%, 12/1/2014 ..............................   5,000,000   5,513,150


    The accompanying notes are an integral part of the financial statements.

                                                           Principal
                                                           Amount ($)   Value ($)
----------------------------------------------------------------------------------

   Series 2000A, 5.875%, 12/1/2027 .....................   3,000,000   3,080,190
Saddleback Valley, CA, Unified School District, Public
   Finance Authority, Special Tax Revenue:
     Series A, 4.75%, 9/1/2020 (b) .....................   3,215,000   2,928,833
     Series 1997A, 6%, 9/1/2013 (b) ....................   1,000,000   1,118,610
     Series 1997A, 6%, 9/1/2014 (b) ....................   1,000,000   1,115,390
     Series 1997A, 6%, 9/1/2015 (b) ....................   1,000,000   1,110,940
San Bernadino, CA, Certificate of Participation, Medical
   Center Financing Project:
     Series 1994, 6%, 8/1/2009 (b) .....................   3,000,000   3,320,370
     Series 1994, 5.5%, 8/1/2017 (b) ...................   3,965,000   4,119,714
San Francisco, CA, Airport Revenue:
   6.755%, RITES, 5/1/2015 (b)** .......................   1,530,000   1,669,536
   6.986%, RITES, 5/1/2016 (b)** .......................   1,625,000   1,788,573
San Francisco, CA, City and County Redevelopment
   Agency :
     Hotel Tax Revenue, Series 1998, 5%, 7/1/2018 (b) ..   4,000,000   3,880,600
     Residential Facility, Coventry Park Project,
       Series 1996A, AMT, 8.5%, 12/1/2026 ..............   2,000,000   2,020,480
San Francisco, CA, Redevelopment Finance Agency,
   Tax Allocation Revenue, Series A, Zero Coupon,
   8/1/2003 (b) ........................................   1,080,000     953,413
San Joaquin Hills, CA, Revenue, Capital Appreciation,
   Series 1997 A, Zero Coupon, 1/15/2012 (b) ...........   2,500,000   1,410,850
San Joaquin Hills, CA, Transportation Corridor Agency:
   Toll Road Revenue:
   Capital Appreciation, Series 1997A, Zero Coupon,
     1/15/2015 (b) .....................................   2,065,000     960,101
   Junior Lien, ETM:
     Series 1993, Zero Coupon, 1/1/2002*** .............     515,000     487,674
     Series 1993, Zero Coupon, 1/1/2006*** .............     200,000     157,480
     Series 1993, Zero Coupon, 1/1/2010*** .............   1,500,000     962,640
   Senior Lien:
     Series 1993, Step-up Coupon, ETM, 0% to 1/1/2002,
       7.35% to 1/1/2005*** ............................   2,500,000   2,536,300
     Series 1993, Step-up Coupon, ETM, 0% to 1/1/2002,
       7.4% to 1/1/2007*** .............................   6,000,000   6,313,380
     Series 1993, Zero Coupon, ETM, 1/1/2004*** ........   1,000,000     992,390
     Series 1993, Zero Coupon, ETM, 1/1/2014*** ........   2,500,000   1,252,925
     Series 1993, 5%, 1/1/2033 (b) .....................   1,000,000     919,170


    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)   Value ($)
------------------------------------------------------------------------------------

San Jose, CA, Financing Revenue, Community
   Facilities Project:
     Series 1993B, Zero Coupon, 11/15/2003 ..............     735,000     635,790
     Series 1993B, Zero Coupon, 11/15/2004 ..............   1,605,000   1,322,263
     Series 1993B, Zero Coupon, 11/15/2005 ..............   1,605,000   1,258,464
     Series 1993B, Zero Coupon, 11/15/2006 ..............   1,605,000   1,196,592
Santa Ana, CA, Finance Authority, Lease Revenue
   Bonds, Police Administration and Holding Facility,
   Series 1994A, 6.25%, 7/1/2024 (b) ....................   2,000,000   2,214,380
Santa Clara County, CA, Finance Authority, Lease Revenue,
   VMC Replacement Project, 7.75%, 11/15/2008 (b) .......   3,250,000   3,980,243
Santa Cruz County, CA, Certificates of Participation,
   Capital Facilities Project:
     Series 1997, 5.5%, 9/1/2017 (b) ....................   1,005,000   1,047,843
     Series 1997, 5.5%, 9/1/2018 (b) ....................   1,060,000   1,097,990
     Series 1997, 5.6%, 9/1/2019 (b) ....................   1,115,000   1,157,861
     Series 1997, 5.6%, 9/1/2020 (b) ....................   1,180,000   1,215,825
     Series 1997, 5.65%, 9/1/2024 (b) ...................   1,445,000   1,483,307
     Series 1997, 5.65%, 9/1/2025 (b) ...................   1,520,000   1,561,101
   Series 1997, 5.65%, 9/1/2026 (b) .....................   1,605,000   1,646,955
Santa Margarita/Dana Point, CA:
   Improvement Districts 1-2-2A and 8, Series 1994A,
     7.25%, 8/1/2006 (b) ................................     465,000     533,839
   Improvement Districts 3, 3A, 4 and 4A, Series 1994B,
     7.25%, 8/1/2005 (b) ................................   2,895,000   3,262,955
Solano County, CA, Vallejo Sanitation & Flood
   Control District, Certificates of Participation,
   5%, 7/1/2019 (b) .....................................   1,000,000     961,090
South Tahoe, CA, Joint Powers Financing Authority,
   Series 1999A, 7.3%, 10/1/2007 ........................   2,500,000   2,511,975
Southern California Public Power Authority:
   Series 1989, 6.75%, 7/1/2010 .........................   6,000,000   6,927,660
   Transmission Project Revenue, Capital Appreciation,
     Zero Coupon, 7/1/2015 ..............................   2,000,000     909,800
State of California, General Obligation:
   Series 1991, 6.5%, 9/1/2010 ..........................   1,305,000   1,504,065
   Series 1997, 5%, 10/1/2018 (b) .......................   2,150,000   2,085,457
   Series 1998, 4.375%, 10/1/2017 .......................   5,000,000   4,398,850
   Series 2000, 5.5%, 5/1/2011 ..........................   5,500,000   5,877,685
Tustin, CA, Unified School District, Special Tax,
   Community Facilities District No. 97-1, 6.25%,
   9/1/2021 .............................................     750,000     751,050
Washington Township, CA, Health Care District,
   Revenue Bond, Series 1999, 5.125%, 7/1/2023 ..........     500,000     455,845



    The accompanying notes are an integral part of the financial statements.

                                                                              Principal
                                                                              Amount ($)    Value ($)
-----------------------------------------------------------------------------------------------------

 Watsonville, CA, Community Hospital Revenue,
    Series 1996, 5.95%, 7/1/2007 .........................................     1,135,000   1,230,556
 West Covina, CA, Queen of the Valley Hospital,
    Certificate of Participation, Hospital Revenue,
    Series 1994, ETM, 5.8%, 8/15/2001*** .................................       750,000     762,795
 West Covina, CA, Redevelopment Agency Facility,
    Series 1996, ETM, 5.75%, 9/1/2009*** .................................       865,000     924,685
 Westminster, CA, Redevelopment Agency, Tax Allocation
    Revenue, Community Development, Project No. 1,
    Series 1991A, Prerefunded 8/1/2001, 7.3%, 8/1/2021 (c) ...............     2,690,000   2,819,012
 Puerto Rico
 Puerto Rico Commonwealth, General Obligation, Public
    Improvement, Series B, 5.75%, 7/1/2009 (b) ...........................     2,500,000   2,723,900
 Puerto Rico Commonwealth, Highway & Transportation
    Authority, Highway Revenue, Series 1996Z, 6.25%,
    7/1/2014 (b) .........................................................     1,000,000   1,124,230
 Puerto Rico Commonwealth, Infrastructure Financing
    Authority, Series 2000A, 5.5%, 10/1/2020 (d) .........................       500,000     504,520
 Puerto Rico Commonwealth, Inverse Floating Rate
    RITES-PA 620 B, 7.246%, 7/1/2014 (b)** 1,500,000 1,798,680 Puerto Rico
 Electric Power Authority, Power Revenue:
    Series 2000HH, 5.75%, 7/1/2014 (b) ...................................     1,250,000   1,328,225
    Series 2000HH, 5.75%, 7/1/2015 (b) ...................................     2,300,000   2,430,203
 Puerto Rico Municipal Finance Authority,
    Inverse Floating Rate:
    RITES-PA 645B, 6.766%, 8/1/2013 (b)** ................................     1,145,000   1,299,735
    RITES-PA 645D, 7.168%, 8/1/2015 (b)** ................................     1,225,000   1,413,944
 Puerto Rico, Public Building Authority, Government
    Facilities Revenue, Series 1995A, 6.25%, 7/1/2013 ....................     1,000,000   1,125,820
 Virgin Islands
 Virgin Islands, Public Finance Authority:
    Matching Fund Loan Notes, Series 1992A,
      ETM, 7%, 10/1/2002*** ..............................................     1,000,000   1,052,330
    Revenue Bond, Series 1999A, 6.5%, 10/1/2024 ..........................     2,500,000   2,573,250
 Virgin Islands, Special Tax Bonds, Hugo Bonds,
    Prerefunded 10/1/2001, 7.75%, 10/1/2006 (c) ..........................     1,180,000   1,230,634

-----------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $291,745,639)                                305,566,092
-----------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $293,745,639) (a)                             307,566,092
-----------------------------------------------------------------------------------------------------


(a) The cost for federal income tax purposes was $293,745,639. At September 30, 2000, net unrealized appreciation for all securities based on tax cost was $13,820,453. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,958,960 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,138,507.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(d)      When-issued or forward delivery securities.

(e) At September 30, 2000, these securities, in part or in whole, have been segregated to cover when-issued securities.

* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of September 30, 2000.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

         AMT: Alternative minimum tax


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $293,745,639) ................   $ 307,566,092
Cash ...................................................................         386,374
Receivable for investments sold ........................................         150,000
Interest receivable ....................................................       3,867,847
Receivable for Fund shares sold ........................................         158,519
Due from Adviser .......................................................          17,486
Other assets ...........................................................           1,023
                                                                         ---------------
Total assets ...........................................................     312,147,341

Liabilities
----------------------------------------------------------------------------------------
Payable for when-issued securities .....................................         503,675
Dividends payable ......................................................         462,178
Payable for Fund shares redeemed .......................................          24,495
Accrued Trustees' fees and expenses ....................................          34,972
Accrued management fee .................................................         161,166
Other accrued expenses and payables ....................................         128,934
                                                                         ---------------
Total liabilities ......................................................       1,315,420
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 310,831,921
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ..............      13,820,453
Accumulated net realized gain (loss) ...................................      (7,315,496)
Paid-in capital ........................................................     304,326,964
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 310,831,921
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($310,831,921 /
   28,749,577 outstanding shares of beneficial interest, $.01 par value,   -------------
   unlimited number of shares authorized) ..............................   $       10.81
                                                                           -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended September 30, 2000
(Unaudited)
--------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------
Income:
Interest ......................................................   $  8,708,074
                                                               ---------------
Expenses:
Management fee ................................................        944,844
Services to shareholders ......................................        104,597
Custodian and accounting fees .................................         46,923
Auditing ......................................................         20,055
Legal .........................................................          5,014
Trustees' fees and expenses ...................................         41,970
Reports to shareholders .......................................          7,181
Registration fees .............................................          8,376
Other .........................................................         34,806
                                                               ---------------
Total expenses, before expense reductions .....................      1,213,766
Expense reductions ............................................        (33,523)
                                                               ---------------
Total expenses, after expense reductions ......................      1,180,243
------------------------------------------------------------------------------
Net investment income                                                7,527,831
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................       (490,807)
Net unrealized appreciation (depreciation) during the period on
   investments ................................................      5,569,798
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           5,078,991
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 12,606,822
------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Six Months
                                                    Ended September     Year Ended
                                                          30,           March 31,
Increase (Decrease) in Net Assets                   2000 (Unaudited)       2000
-------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $   7,527,831    $  15,304,162
Net realized gain (loss) on investment transactions        (490,807)      (2,198,636)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......       5,569,798      (14,884,705)
                                                   ---------------- ----------------
Net increase (decrease) in net assets resulting
   from operations ................................      12,606,822       (1,779,179)
                                                   ---------------- ----------------
Distributions to shareholders from:
Net investment income .............................      (7,527,831)     (15,304,162)
                                                   ---------------- ----------------
Net realized gains ................................              --         (147,090)
                                                   ---------------- ----------------
Fund share transactions:
Proceeds from shares sold .........................      32,247,328       62,587,325
Reinvestment of distributions .....................       4,775,823        9,886,007
Cost of shares redeemed ...........................     (40,627,348)     (86,144,466)
                                                   ---------------- ----------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      (3,604,197)     (13,671,134)
                                                   ---------------- ----------------
Increase (decrease) in net assets .................       1,474,794      (30,901,565)
Net assets at beginning of period .................     309,357,127      340,258,692
Net assets at end of period .......................   $ 310,831,921    $ 309,357,127

Other Information
------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      29,087,807       30,428,525
                                                   ---------------- ----------------
Shares sold .......................................       3,013,618        5,815,536
Shares issued to shareholders in reinvestment of
   distributions ..................................         447,451          928,209
Shares redeemed ...................................      (3,799,299)      (8,084,463)
                                                   ---------------- ----------------
Net increase (decrease) in Fund shares ............        (338,230)      (1,340,718)
Shares outstanding at end of period ...............      28,749,577       29,087,807


    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
Years Ended March 31,           2000(a)   2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of
period                         $10.64   $11.18   $11.06   $10.39   $10.36  $10.07
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income           .26      .51      .51      .52      .52     .51
------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    .17     (.53)     .12      .69      .04     .29
                               -----------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment
  operations                      .43     (.02)     .63     1.21      .56     .80
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income          (.26)    (.51)    (.51)    (.52)    (.52)   (.51)
------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions          --     (.01)      --     (.02)    (.01)     --
                               -----------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions            (.26)    (.52)    (.51)    (.54)    (.53)   (.51)
------------------------------------------------------------------------------------
Net asset value, end of period $10.81   $10.64   $11.18   $11.06   $10.39  $10.36
                               -----------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                 4.21**   (.21)    5.78    11.85     5.44    8.01
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                      311      309      340      324      289     293
------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            .79(b)*  .76      .76      .78      .78     .77
------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)            .76(b)*  .76      .76      .78      .78     .77
------------------------------------------------------------------------------------
Ratio of net investment income
(%)                              4.88*    4.78     4.55     4.79     4.98    4.88
------------------------------------------------------------------------------------
Portfolio turnover rate (%)        24*      40       41       22       71      49
------------------------------------------------------------------------------------


(a)      For the six months ended September 30, 2000 (Unaudited).

(b) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .76% and .75%, respectively (see Notes to Financial Statements).

*        Annualized

**       Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder California Tax Free Fund (the "Fund") is a diversified series of Scudder California Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $4,400,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($2,000,000), March 31, 2004 ($400,000) and March 31,

2008 ($2,000,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1999 through March 31, 2000, the Fund incurred approximately $756,500 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending March 31, 2001.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2000, purchases and sales of long-term municipal securities aggregated $36,400,748 and $41,213,093, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly. For the six months ended September 30, 2000, the fee pursuant to the Agreement amounted to $944,844, which was equivalent to an annualized effective rate of 0.61% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 2000, the amount charged to the Fund by SSC aggregated $67,285, of which $34,411 is unpaid at September 30, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records for the Fund. For the six months ended September 30, 2000, the amount charged to the Fund by SFAC aggregated $33,259, of which $14,154 is unpaid at September 30, 2000.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 2000, Trustees' fees and expenses aggregated $6,998. In addition, a one-time fee of $34,972 was accrued for payment to those Trustees not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $17,486 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended September 30, 2000, the Fund's custodian and transfer agent fees were reduced by $9,624 and $6,413, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder California Tax Free Fund (the "fund"), a series of Scudder California Tax Free Trust, was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of Scudder California Tax Free Trust.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          17,532,362           554,642
   Linda C. Coughlin                             17,616,290           470,715
   Dawn-Marie Driscoll                           17,621,968           465,037
   Edgar R. Fiedler                              17,610,726           476,279
   Keith R. Fox                                  17,619,870           467,134
   Joan E. Spero                                 17,614,433           472,572
   Jean Gleason Stromberg                        17,618,052           468,952
   Jean C. Tempel                                17,621,968           465,037
   Steven Zaleznick                              17,479,591           607,414
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending March 31, 2001.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     17,602,012             139,617              345,375                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees

 Linda C. Coughlin*                        Eleanor R. Brennan*
   o  President and Trustee                  o  Vice President

 Henry P. Becton, Jr.                      Thomas V. Bruns*
   o  Trustee; President, WGBH               o  Vice President
      Educational Foundation
                                           Philip G. Condon*
 Dawn-Marie Driscoll                         o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,        William F. Glavin*
      Center for Business Ethics,            o  Vice President
      Bentley College
                                           James E. Masur*
 Edgar R. Fiedler                            o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The             Ann M. McCreary*
      Conference Board, Inc.                 o  Vice President

 Keith R. Fox                              Howard S. Schneider*
   o  Trustee; General Partner,              o  Vice President
      The Exeter Group of Funds
                                           John Millette*
 Joan E. Spero                               o  Vice President and Secretary
   o  Trustee; President, The Doris
      Duke Charitable Foundation           Kathryn L. Quirk*
                                             o  Vice President and
 Jean Gleason Stromberg                         Assistant Secretary
   o  Trustee; Consultant
                                           John R. Hebble*
 Jean C. Tempel                              o  Treasurer
   o  Trustee; Managing Director,
      First Light Capital, LLC             Brenda Lyons*
                                             o  Assistant Treasurer
 Steven Zaleznick
   o  Trustee; President and               Caroline Pearson*
      Chief Executive Officer,               o  Assistant Secretary
      AARP Services, Inc.
                                           *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       33

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com



A member of the [LOGO] Zurich Financial Services Group